Other Non Current Liabilities - Components of changes in Plan Assets and Benefit Obligations recognized in Other Comprehensive Income (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net actuarial loss (gain)	$ 539	$ 149
Amortization of actuarial loss	116	47	168
Recognised In Other Comprehensive Income [Member]
Net actuarial loss (gain)	234	1,101	(1,091)
Prior service cost(credit)	1,132	(1,020)	777
Amortization of actuarial loss	(424)	(506)	(256)
Total defined benefit plan adjustments net of tax $0	$ 942	$ (425)	$ (570)